SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)  December 23, 2002


                     BIO-RAD LABORATORIES, INC.
   _________________________________________________________________
           (Exact Name of Registrant as Specified in Charter)


   A Delaware Corporation             1-7928              94-1381833
   _________________________________________________________________
   (State or Other Jurisdiction     (Commission        (IRS Employer
      of Incorporation)              File  Number)  Identification No.)


   1000 Alfred Nobel Drive, Hercules, California               94547
   _________________________________________________________________
   (Address of Principal Executive Offices)                 (Zip Code)

   Registrant's telephone number, including area code  (510)724-7000


                               No Change
   _________________________________________________________________
     (Former Name or Former Address, if Changed Since Last Report)










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   ITEM 5.  OTHER EVENTS.

        On December 23, 2002, Bio-Rad Laboratories, Inc. ( Bio-Rad ), issued a press release, the text of which is attached hereto as Exhibit 99.1, announcing executive management transition plans.


   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  Exhibits.


      99.1           Press Release dated December 23, 2002 referred to in
                     Item 5 above.



                               SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BIO-RAD LABORATORIES, INC.
                                        (Registrant)


   Date:  December 23, 2002          By: /s/ James R. Stark
                                     James R. Stark
                                     Corporate Controller